                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                  Crestline Assurance Holdings LLC

Address:                               201 Main Street, Suite 1900
                                       Fort Worth, TX 75102

Date of Event Requiring Statement:     07/31/2020

Name:                                  Crestline Management, L.P.

Address:                               201 Main Street, Suite 1900
                                       Fort Worth, TX 75102

Date of Event Requiring Statement:     07/31/2020

Name:                                  Crestline Investors, Inc.

Address:                               201 Main Street, Suite 1900
                                       Fort Worth, TX 75102

Date of Event Requiring Statement:     07/31/2020